EXHIBIT 10.9

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE MAKER) IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.


                             TELENETICS CORPORATION

                  Amended and Restated Secured Promissory Note
                                due March 1, 2006


No. N-________                                                     $2,232,714.65
Dated: March 1, 2003

         For value received, TELENETICS CORPORATION, a California corporation (the "MAKER"), hereby promises to pay to the order of Dolphin Offshore Partners, L.P. (together with its successors, representatives, and permitted assigns, the "Holder"), in accordance with the terms hereinafter provided, the principal amount of Two Million Two Hundred Thirty-Two Thousand Seven Hundred Fourteen and 65/100 Dollars ($2,232,714.65), together with interest thereon. Concurrently with the issuance of this Note, the Maker is issuing separate notes (the "OTHER NOTES") to separate holders (the "OTHER HOLDERS") pursuant to the Purchase Agreement (as defined in SECTION 1.1 hereof).

         All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder's account, instructions for which are attached hereto as EXHIBIT A.

                                   ARTICLE I
                                PAYMENT; SECURITY
                                -----------------

         Section 1.1 PURCHASE AGREEMENT. This Note has been executed and delivered pursuant to the Amended and Restated Note and Warrant Purchase Agreement, dated as of March 1, 2003 (the "PURCHASE AGREEMENT"), by and between the Maker, the Holder and the Other Holders. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

         Section 1.2 PAYMENTS OF PRINCIPAL AND INTEREST. Beginning on July 1, 2003, the outstanding principal balance of this Note shall bear interest at a rate per annum equal to nine percent (9%), payable quarterly in arrears unless prepaid as provided herein. Interest shall be computed on the basis of a 360-day year of twelve (12) 30-day months. Payments of principal and interest shall be payable in cash as follows:

                  (a) Principal payments which, in each case, shall be equal to five percent (5%) of the then outstanding principal balance of this Note, shall be paid by the Maker to the Holder on a quarterly basis on February 15, May 15, August 15 and November 15 of each year so long as any balance of principal and interest of this Note remains outstanding. The first principal payment shall be due on August 15, 2003; and

                  (b) Interest payments hereunder shall be paid quarterly, in arrears, by the Maker to the Holder on March 31, June 30, September 30 and December 31 of each year so long as any balance of principal and interest of this Note remains outstanding. The first interest payment shall be due on September 30, 2003 (which payment shall represent all accrued interest from July 1, 2003 through September 30, 2003); and

                  (c) Any remaining outstanding balance of principal and interest of this Note shall be due and payable on March 1, 2006 (the "MATURITY DATE") or at such earlier time as provided herein.

         Upon the occurrence of an Event of Default (as defined in SECTION 2.1 hereof), then, to the extent permitted by law, the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of the Note from the date of the Event of Default until such Event of Default is cured at the rate of the lesser of nine percent (9%) above the interest rate then in effect and the maximum applicable legal rate per annum.

         Section 1.3 SECURITY AGREEMENT. The obligations of the Maker hereunder shall be secured by, and the Holder shall be entitled to the rights and security granted by the Maker pursuant to, the Amended and Restated Security Agreement dated as of the date hereof by the Maker for the benefit of the Holder (the "SECURITY AGREEMENT").

         Section 1.4 PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

         Section 1.5 TRANSFER. This Note may be transferred or sold, subject to the provisions of SECTION 4.8 of this Note and the provisions of the other Transaction Documents (as defined in the Purchase Agreement), or pledged, hypothecated or otherwise granted as security by the Holder.

         Section 1.6 REPLACEMENT. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

                                   ARTICLE II
                           EVENTS OF DEFAULT; REMEDIES
                           ---------------------------

         Section 2.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall be an "EVENT OF DEFAULT" under this Note:

                  (a) the Maker shall fail to make any payment of principal in cash for a period of three (3) days after the date such principal payment is due hereunder; or

                  (b) the Maker shall fail to make any payment of interest in cash for a period of five (5) days after the date such interest payment is due hereunder; or

                  (c) the Maker shall fail to make the payment of any fees and/or liquidated damages under this Note or the Purchase Agreement, which failure is not remedied within seven (7) business days after the incurrence thereof; or

                  (d) default shall be made in the performance or observance by the Maker of (i) any material covenant, condition or agreement contained in this Note (other than as set forth in clause (d) of this SECTION 2.1) and such default is not fully cured within five (5) business days after the occurrence thereof or (ii) any material covenant, condition or agreement contained in the Purchase Agreement, the Security Agreement or the Other Notes which is not covered by any other provisions of this SECTION 2.1 and such default is not fully cured within seven (7) business days after the occurrence thereof; or

                  (e) any material representation or warranty made by the Maker herein or in the Purchase Agreement or the Security Agreement shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

                  (f) the Maker shall issue any debt securities which are not subordinate to this Note and the Other Notes and are not on such terms as are acceptable to the Holders of a majority of the outstanding principal amount of this Note and the Other Notes purchased under the Purchase Agreement; or

                  (g) the consummation of any of the following transactions: (i) the consolidation, merger or other business combination of the Maker with or into a person or entity (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker, or (B) a consolidation, merger or other business combination in which holders of the Maker's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities); (ii) the sale or transfer of all or substantially all of the Maker's assets; or (iii) the consummation of a purchase, tender or exchange offer made to the holders of more than 30% of the outstanding shares of Common Stock; or

                  (h) if required by applicable law, rule or regulation, the stockholders of the Maker shall fail to approve the proposal presented and recommended by the Board of Directors of the Maker to approve the Holder acquiring in excess of 19.99% of the issued and outstanding shares of Common Stock upon exercise of the Warrants; or

                  (i) the Maker shall (i) default in any payment of any amount or amounts of principal of or interest on any payment of a secured debt (other than the indebtedness hereunder and other than any debt of the Company to Corlund Electronics or any of its affiliates, parents, subsidiaries or successors-in-interest) the aggregate principal amount of which payment is in excess of $100,000 (collectively, "SECURED INDEBTEDNESS"), or (ii) default in the observance or performance of any other agreement or condition relating to any Secured Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Secured Indebtedness to cause with the giving of notice if required, such Secured Indebtedness to become due prior to its stated maturity; or

                  (j) the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), or (vi) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

                  (k) a proceeding or case shall be commenced in respect of the Maker, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts,
         (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker and shall continue undismissed, or unstayed and in effect for a period of sixty (60) days; or

                  (l) the occurrence of an Event of Default under the Other
         Notes.

         Section 2.2 REMEDIES UPON AN EVENT OF DEFAULT. If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described in (i) SECTIONS 2.1(i), (j) OR (k), the outstanding principal balance and accrued interest hereunder shall be automatically due and payable, and (ii) SECTIONS 2.1 (c)-(h), the Holder may demand the prepayment of this Note pursuant to SECTION 3.1(a) hereof, or (b) exercise or otherwise enforce any one or more of the Holder's rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement, the Security Agreement or applicable law. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                                  ARTICLE III
                                   PREPAYMENT
                                   ----------

         Section 3.1 PREPAYMENT.

                  (a) PREPAYMENT UPON AN EVENT OF DEFAULT. Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default described in SECTIONS 2.1(c)-(h) hereof, the Holder shall have the right, at such Holder's option, to require the Maker to prepay all or a portion of this Note at a price equal to the Triggering Event Prepayment Price (as defined in SECTION 3.1(c) below) applicable at the time of such request. Nothing in this SECTION 3.1(a) shall limit the Holder's rights under SECTION 2.2 hereof.

                  (b) PREPAYMENT OPTION UPON MAJOR TRANSACTION. In addition to all other rights of the holder of this Note contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), the holder of this Note shall have the right, at such holder's option, to require the Maker to prepay all or a portion of such holder's Notes at a price equal to the 130% of the aggregate principal amount of the Notes (the "MAJOR TRANSACTION PREPAYMENT Price").

                  (c) PREPAYMENT OPTION UPON TRIGGERING EVENT. In addition to all other rights of the holder of this Note contained herein, after a Triggering Event (as defined below), the holder of this Note shall have the right, at such holder's option, to require the Maker to prepay all or a portion of such holder's Notes at a price equal to 130% of the aggregate principal amount of such holder's Notes (the "TRIGGERING EVENT PREPAYMENT PRICE").

                  (d) "MAJOR TRANSACTION." A "MAJOR TRANSACTION" shall be deemed to have occurred at such time as any of the following events occurs:

                           (i) the consolidation, merger or other business
                  combination of the Maker with or into another Person (as defined in SECTION 4.13 hereof) (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or (B) a consolidation, merger or other business combination in which holders of the Maker's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities);

                           (ii) the sale or transfer of all or substantially all
                  of the Maker's assets; or

                           (iii) consummation of a purchase, tender or exchange
                  offer made to the holders of more than 30% of the outstanding shares of Common Stock.

                  (e) "TRIGGERING EVENT." A "TRIGGERING EVENT" shall be deemed to have occurred if any material representation, warranty or covenant made by the Maker herein or in the Purchase Agreement or the Security Agreement shall prove to have been false or incorrect or breached in a material respect on the date as of which made.

                  (f) INTENTIONALLY OMITTED.

                  (g) MECHANICS OF PREPAYMENT AT OPTION OF HOLDER UPON MAJOR TRANSACTION. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Maker shall deliver written notice thereof via facsimile and overnight courier ("NOTICE OF MAJOR TRANSACTION") to the holder of this Note and holders of the Other Notes. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time within ten (10) days prior to a Major Transaction), any holder of the Notes then outstanding may require the Maker to prepay, effective immediately prior to the consummation of such Major Transaction, all of the holder's Notes then outstanding by delivering written notice thereof via facsimile and overnight courier ("NOTICE OF PREPAYMENT AT OPTION OF HOLDER UPON MAJOR TRANSACTION") to the Maker, which Notice of Prepayment at Option of Holder Upon Major Transaction shall indicate
         (i) the number of Notes that such holder is electing to prepay, and
         (ii) the applicable Major Transaction Prepayment Price, as calculated pursuant to SECTION 3.1(b) above.

                  (h) MECHANICS OF PREPAYMENT AT OPTION OF HOLDER UPON TRIGGERING EVENT. Within one (1) day after the occurrence of a Triggering Event, the Maker shall deliver written notice thereof via facsimile and overnight courier ("NOTICE OF TRIGGERING EVENT") to each holder of the Notes. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of this Note and the Other Notes then outstanding may require the Maker to prepay all of such holder's Notes on a pro rata basis by delivering written notice thereof via facsimile and overnight courier ("NOTICE OF PREPAYMENT AT OPTION OF HOLDER UPON TRIGGERING EVENT") to the Maker, which Notice of Prepayment at Option of Holder Upon Triggering Event shall indicate (i) the number of Notes that such holder is electing to prepay, and (ii) the applicable Triggering Event Prepayment Price, as calculated pursuant to SECTION 3.1(c) above.

                  (i) INTENTIONALLY OMITTED.

                  (j) PAYMENT OF PREPAYMENT PRICE. Upon the Maker's receipt of a Notice(s) of Prepayment at Option of Holder Upon Triggering Event or a Notice(s) of Prepayment at Option of Holder Upon Major Transaction from any holder of the Notes, the Maker shall immediately notify each holder of the Notes by facsimile of the Maker's receipt of such Notice(s) of Prepayment at Option of Holder Upon Triggering Event or Notice(s) of Prepayment at Option of Holder Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Maker such holder's certificates representing the Notes which such holder has elected to have prepaid. The Maker shall deliver the applicable Triggering Event Prepayment Price, in the case of a prepayment pursuant to SECTION 3.1(h), to such holder within five (5) business days after the Maker's receipt of a Notice of Prepayment at Option of Holder Upon Triggering Event and, in the case of a prepayment pursuant to SECTION 3.1(G), the Maker shall deliver the applicable Major Transaction Prepayment Price immediately prior to the consummation of the Major Transaction; provided that a holder's original Note shall have been so delivered to the Maker; provided further that if the Maker is unable to prepay all of the Notes to be prepaid, the Maker shall prepay an amount from each holder of the Notes being prepaid equal to such holder's pro-rata amount (based on the number of Notes held by such holder relative to the number of Notes outstanding) of all Notes being prepaid. If the Maker shall fail to prepay all of the Notes submitted for prepayment (other than pursuant to a dispute as to the arithmetic calculation of the prepayment price), in addition to any remedy such holder of the Notes may have under this Note, the Security Agreement and the Purchase Agreement, then until the Maker pays such unpaid applicable prepayment price in full to a holder of the Notes submitted for prepayment, such holder shall have the option (the "VOID OPTIONAL PREPAYMENT OPTION") to, in lieu of prepayment, require the Maker to promptly return to such holder(s) all of the Notes that were submitted for prepayment by such holder(s) under this SECTION 3.1 and for which the applicable prepayment price has not been paid, by sending written notice thereof to the Maker via facsimile (the "VOID OPTIONAL PREPAYMENT NOTICE"). Upon the Maker's receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full applicable prepayment price to such holder, (i) the Notice(s) of Prepayment at Option of Holder Upon Triggering Event or the Notice(s) of Prepayment at Option of Holder Upon Major Transaction, as the case may be, shall be null and void with respect to those Notes submitted for prepayment and for which the applicable prepayment price has not been paid, and
         (ii) the Maker shall immediately return any Notes submitted to the Maker by each holder for prepayment under this SECTION 3.1(i) and for which the applicable prepayment price has not been paid.

                  (k) HOLDER PREPAYMENT OPTION. At the sole option of the Holder, the Holder may grant the Maker the option to prepay all or any portion of the outstanding principal amount of this Note together with all accrued and unpaid interest thereon within ten (10) days of the Holder granting the option to the Maker. If the Maker elects to exercise the prepayment option, the Maker shall upon five (5) days prior written notice to the Holder (the "MAKER'S PREPAYMENT NOTICE") prepay all or a portion of the outstanding Notes at a price equal to 130% of the aggregate principal amount of this Note plus any accrued but unpaid interest (the "MAKER'S PREPAYMENT PRICE"); PROVIDED, HOWEVER, that if during the period between delivery of the Maker's Prepayment Notice and the Maker's Prepayment Date (as defined below), a holder shall become entitled to deliver a Notice of Prepayment at Option of Holder Upon Major Transaction or Notice of Prepayment at Option of Holder upon Triggering Event, then such rights of the holders shall take precedence over the previously delivered Maker Prepayment Notice. The Maker's Prepayment Notice shall state the date of prepayment (the "MAKER'S PREPAYMENT DATE"), the Maker's Prepayment Price and the amount of Notes to be prepaid by the Maker. The Maker shall deliver the Maker's Prepayment Price to the Holder within five
         (5) business days after the Maker has delivered the Maker's Prepayment Notice. On the Maker's Prepayment Date, the Maker shall pay the Maker's Prepayment Price to the holder(s) on a pro rata basis, provided, however, that upon receipt by Maker of the certificates representing the Notes to be prepaid pursuant to this SECTION 3.1(K), the Maker shall, on the next business day following the date of receipt by the Maker of the original Note, pay the Maker's Prepayment Price to the holder(s) on a pro rata basis. If the Maker fails to pay the Maker's Prepayment Price by the Maker's Prepayment Date, the prepayment will be declared null and void and the Maker shall lose its right to serve a Maker's Prepayment Notice to the Holder pursuant to this SECTION 3.1(K) in the future.

                  (l) MAKER PREPAYMENT OPTION. The Maker may prepay all or a portion of this Note at a price equal to 110% of the aggregate principal amount of this Note plus all accrued and unpaid interest by providing twenty (20) days written notice to the Holder. The Holder shall surrender immediately the Notes called for prepayment to the Maker at the place designated by the Maker and shall thereupon be entitled to receive payment of the prepayment price. If the Maker fails to pay the prepayment price by the sixth (6th) business day after the prepayment date specified in the notice, then the prepayment will be declared null and void and the Maker shall lose its right to serve a prepayment notice to the Holder pursuant to this SECTION 3.1(l) in the future.

                                   ARTICLE IV
                                  MISCELLANEOUS
                                  -------------

         Section 4.1 NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

         Section 4.2 GOVERNING LAW. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

         Section 4.3 HEADINGS. Article and Section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

         Section 4.4 REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Maker to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore, the Maker agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

         Section 4.5 ENFORCEMENT EXPENSES. The Maker agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses to one attorney for the holder and the Other Holders in connection with enforcement of the Holder's and the Other Holders' rights under this Note and the Other Notes.

         Section 4.6 BINDING EFFECT. The obligations of the Maker and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

         Section 4.7 AMENDMENTS. This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.

         Section 4.8 COMPLIANCE WITH SECURITIES LAWS. The Holder of this Note acknowledges that this Note is being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note. This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

         "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE MAKER) IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE MAY BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS."

         Section 4.9 CONSENT TO JURISDICTION. Each of the Maker and the Holder
(i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York County for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof via certified mail, return receipt requested, to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this SECTION 4.9 shall affect or limit any right to serve process in any other manner permitted by law.

         Section 4.10 PARTIES IN INTEREST. This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.

         Section 4.11 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         Section 4.12 MAKER WAIVERS. Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals or extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

                  (a) No delay or omission on the part of the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

                  (b) THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS
         NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

         Section 4.13 DEFINITIONS. For the purposes hereof, the following terms shall have the following meanings:

         "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "TRADING DAY" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, Nasdaq SmallCap Market, The Nasdaq National Market, American Stock Exchange or other registered national stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the OTC Bulletin Board, Nasdaq SmallCap Market, The Nasdaq National Market, American Stock Exchange or any registered national stock exchange, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); PROVIDED, HOWEVER, that in the event that the Common Stock is not listed or quoted as set forth in (a) and (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

         IN WITNESS WHEREOF, the Maker has executed this Note as of the day and year first above written.

                                        TELENETICS CORPORATION


                                        By: /s/ David L. Stone
                                            ------------------------------------
                                            Name: David L. Stone
                                            Title:  President

                                    EXHIBIT A

                               WIRE INSTRUCTIONS.
                               ------------------



Payee: _________________________________________________________________________

Bank: __________________________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________

Bank No.: ______________________________________________________________________

Account No.: ___________________________________________________________________

Account Name: __________________________________________________________________